Exhibit 99.2

LCNB Corp. and Subsidiaries

Financial Highlights

(Dollars in thousands, except per share amounts)

(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Condensed Income Statement
Interest income	$26,426	26,332	25,430	25,187	26,305	78,188	77,560
Interest expense	6,747	6,541	6,583	6,931	8,179	19,871	25,594
Net interest income	19,679	19,791	18,847	18,256	18,126	58,317	51,966
Provision for credit losses	453	276	2,339	1,510	211	3,068	426
Net interest income after provision for credit losses	19,226	19,515	16,508	16,746	17,915	55,249	51,540
Non-interest income	5,341	5,353	4,693	5,601	5,704	15,387	16,174
Non-interest expense	15,589	15,675	15,880	15,388	15,145	47,144	46,521
Income before income taxes	8,978	9,193	5,321	6,959	8,474	23,492	21,193
Provision for income taxes	1,669	1,699	877	1,303	1,538	4,245	3,729
Net income	$7,309	7,494	4,444	5,656	6,936	19,247	17,464

Supplemental Income Statement Information
Accretion income on acquired loans	$758	1,290	659	816	904	2,707	2,770
Tax-equivalent net interest income	19,717	19,829	18,886	18,297	18,169	58,432	52,090
Pre-provision, pre-tax net income	9,431	9,469	7,660	8,469	8,685	26,560	21,619

Per Share Data
Dividends per share	$0.22	0.22	0.22	0.22	0.22	0.66	0.66
Basic earnings per common share	$0.51	0.53	0.31	0.40	0.49	1.35	1.23
Diluted earnings per common share	$0.51	0.53	0.31	0.40	0.49	1.35	1.23
Book value per share	$19.79	19.69	19.36	19.30	19.02	19.79	19.02
Tangible book value per share	$13.02	12.90	12.55	12.45	12.15	13.02	12.15
Weighted average common shares outstanding:
Basic	14,166,380	14,157,834	14,125,191	14,106,778	14,097,414	14,149,959	14,079,519
Diluted	14,166,380	14,157,834	14,125,191	14,106,778	14,097,414	14,149,959	14,079,519
Shares outstanding at period end	14,262,125	14,254,091	14,245,849	14,193,577	14,186,204	14,262,125	14,186,204

Selected Financial Ratios
Return on average assets	1.29%	1.34%	0.80%	1.01%	1.21%	1.15%	1.02%
Return on average equity	10.23%	10.78%	6.52%	8.22%	10.33%	9.20%	8.95%
Return on average tangible common equity	15.52%	16.51%	10.06%	12.78%	16.29%	14.08%	14.32%
Dividend payout ratio	43.14%	41.51%	70.97%	55.00%	44.90%	48.89%	53.66%
Net interest margin (tax equivalent)	3.92%	3.99%	3.83%	3.69%	3.57%	3.91%	3.43%
Efficiency ratio (tax equivalent)	62.21%	62.25%	67.35%	64.39%	63.44%	63.86%	68.15%

Selected Balance Sheet Items
Cash and cash equivalents	$70,250	24,855	29,181	21,614	35,865
Debt and equity securities	262,481	267,251	276,913	280,565	292,604

Loans:
Commercial and industrial	$87,733	96,280	100,477	104,013	107,925
Commercial, secured by real estate	1,111,017	1,090,836	1,090,718	1,100,203	1,083,748
Residential real estate	485,302	482,518	476,863	469,574	454,918
Consumer	13,826	14,983	15,834	16,928	17,748
Agricultural	15,613	15,938	14,561	15,666	15,262
Other, including deposit overdrafts	3,946	174	273	210	267
Deferred net origination fees	(1,278)	(1,159)	(1,052)	(1,063)	(840)
Loans, gross	1,716,158	1,699,569	1,697,674	1,705,531	1,679,028
Less allowance for credit losses	13,322	13,606	13,372	13,704	12,170
Loans, net	$1,702,836	1,685,963	1,684,302	1,691,827	1,666,858

Loans held for sale	$2,789	3,508	3,438	1,718	4,018

	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$13,606	13,372	13,704	12,170	12,108
Provision for credit losses on loans	443	233	2,398	1,520	231
Losses charged off	(744)	(36)	(2,766)	(67)	(193)
Recoveries	17	37	36	81	24
Allowance for credit losses, end of period	$13,322	13,606	13,372	13,704	12,170

Total earning assets	$2,033,241	1,976,036	1,986,777	1,993,785	1,983,606
Goodwill	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,247	6,478	6,705	6,931	7,161
Mortgage servicing rights	1,867	2,021	2,188	2,340	2,519
Other non-earning assets	150,134	148,871	151,856	147,403	160,769
Total non-earning assets	248,559	247,679	251,059	246,984	260,759
Total assets	2,281,800	2,223,715	2,237,836	2,240,769	2,244,365
Total deposits	1,882,516	1,819,186	1,838,793	1,840,355	1,849,082
Long-term debt	70,000	103,836	104,133	104,428	104,717
Subordinated debentures, net of debt issuance costs	24,406	—	—	—	—
Total shareholders’ equity	282,218	280,617	275,816	273,929	269,870
Equity to assets ratio	12.37%	12.62%	12.33%	12.22%	12.02%
Loans to deposits ratio	91.16%	93.42%	92.33%	92.67%	90.80%

Tangible common equity (TCE)	$185,661	183,829	178,801	176,689	172,399
Tangible common assets (TCA)	2,185,243	2,126,927	2,140,821	2,143,529	2,146,894
TCE/TCA	8.50%	8.64%	8.35%	8.24%	8.03%

Selected Average Balance Sheet Items
Cash and cash equivalents	$36,982	28,893	35,116	29,395	38,466	33,703	36,174
Debt and equity securities	241,391	248,323	278,950	285,810	298,341	248,000	301,713

Loans, including loans held for sale	$1,710,524	1,706,541	1,707,948	1,675,449	1,706,281	1,708,347	1,715,654
Less allowance for credit losses on loans	13,355	13,376	12,812	12,186	12,099	13,183	12,071
Net loans	$1,697,170	1,693,165	1,695,136	1,663,263	1,694,182	1,695,164	1,703,583

Total earning assets	$1,994,871	1,991,514	2,000,595	1,968,188	2,017,294	1,996,163	2,028,403
Goodwill	90,310	90,310	90,310	90,310	90,310	90,310	90,310
Core deposit intangibles	6,360	6,589	6,816	7,043	7,275	6,587	7,559
Mortgage servicing rights	2,022	2,189	2,340	2,520	2,699	2,183	2,901
Other non-earning assets	151,688	147,961	153,437	153,528	159,328	150,142	159,163
Total non-earning assets	250,381	247,049	252,903	253,401	259,612	249,221	259,933
Total assets	2,245,252	2,238,563	2,253,498	2,221,589	2,276,906	2,245,384	2,288,336
Total deposits	1,835,537	1,834,710	1,846,345	1,822,412	1,884,748	1,838,825	1,895,791
Short-term borrowings	499	—	4,795	—	52	1,749	62
Long-term debt	88,499	104,080	104,376	104,664	104,951	98,927	112,232
Subordinated debentures, net of debt issuance costs	14,612	—	—	—	—	4,924	—
Total shareholders’ equity	283,532	278,949	276,362	272,856	266,489	279,641	260,976
Equity to assets ratio	12.63%	12.46%	12.26%	12.28%	11.70%	12.45%	11.40%
Loans to deposits ratio	93.18%	93.01%	92.50%	91.94%	90.53%	92.89%	90.50%

Asset Quality
Net charge-offs (recoveries)	$727	(1)	2,730	(14)	169	3,456	287
Other real estate owned	—	—	—	—	—

Non-accrual loans	$3,912	5,751	3,227	1,794	1,793
Loans past due 90 days or more and still accruing	157	98	136	530	163
Total nonperforming loans	4,070	5,848	3,363	2,324	1,956

Net charge-offs to average loans	0.17%	0.00%	0.65%	0.00%	0.04%	0.27%	0.02%
Allowance for credit losses on loans to total loans	0.78%	0.80%	0.79%	0.80%	0.72%
Nonperforming loans to total loans	0.24%	0.34%	0.20%	0.14%	0.12%
Nonperforming assets to total assets	0.18%	0.26%	0.15%	0.10%	0.09%

	Three Months Ended					Nine Months Ended
	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026	9/30/2025
Assets Under Management
LCNB Corp. total assets	2,281,800	2,223,715	2,237,836	2,240,769	2,244,365
Trust and investments (fair value)	1,116,185	1,148,515	1,081,558	1,053,887	1,041,270
Mortgage loans serviced	301,663	308,073	325,133	333,518	341,548
Cash management	1,824	37,175	39,979	10,935	73,002
Investment services (fair value)	543,370	531,900	491,890	504,123	494,947
Total assets managed	$4,244,842	4,249,378	4,176,396	4,143,232	4,195,132

	Three Months Ended September 30,						Three Months Ended June 30,
	2026			2025			2026
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,710,524	24,375	5.65%	1,706,281	24,163	5.62%	1,706,541	24,345	5.72%
Interest-bearing demand deposits	15,947	141	3.51%	12,416	183	5.85%	9,524	96	4.04%
Interest-bearing time deposits	3,143	29	3.66%	256	2	3.10%	2,896	26	3.60%
Federal Reserve Bank stock	6,405	96	5.95%	6,405	96	5.95%	6,405	98	6.14%
Federal Home Loan Bank stock	20,593	361	6.95%	20,710	452	8.66%	20,710	383	7.42%
Investment securities:
Equity securities	5,119	33	2.56%	5,072	37	2.89%	5,099	33	2.60%
Debt securities, taxable	217,357	1,248	2.28%	247,878	1,212	1.94%	224,414	1,207	2.16%
Debt securities, non-taxable (2)	15,783	181	4.55%	18,276	203	4.41%	15,925	182	4.58%
Total earning assets	1,994,871	26,464	5.26%	2,017,294	26,348	5.18%	1,991,514	26,370	5.31%
Non-earning assets	263,746			271,717			260,436
Allowance for credit losses	(13,365)			(12,105)			(13,387)
Total assets	$2,245,252			2,276,906			2,238,563

Interest-bearing demand and money market deposits	$670,681	2,340	1.38%	638,825	2,693	1.67%	648,548	2,197	1.36%
Savings deposits	354,410	217	0.24%	359,481	206	0.23%	355,129	220	0.25%
IRA and time certificates	347,246	2,830	3.23%	420,508	3,958	3.73%	351,311	2,803	3.20%
Short-term borrowings	499	6	4.77%	52	1	7.63%	—	—	—%
Long-term debt	88,499	1,092	4.90%	104,951	1,321	4.99%	104,080	1,321	5.09%
Subordinated debentures	14,612	262	7.11%	—	—	—%	—	—	—%
Total interest-bearing liabilities	1,475,947	6,747	1.81%	1,523,817	8,179	2.13%	1,459,068	6,541	1.80%
Demand deposits	463,200			465,934			479,722
Other liabilities	22,573			20,666			20,824
Equity	283,532			266,489			278,949
Total liabilities and equity	$2,245,252			2,276,906			2,238,563
Net interest rate spread (3)			3.45%			3.05%			3.51%
Net interest income and net interest margin on a taxable-equivalent basis (4)		19,717	3.92%		18,169	3.57%		19,829	3.99%
Ratio of interest-earning assets to interest-bearing liabilities	135.16%			132.38%			136.49%

(1)	Average outstanding balance includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

	For the Nine Months Ended September 30,
	2026			2025
	Average	Interest	Average	Average	Interest	Average
	Outstanding	Earned/	Yield/	Outstanding	Earned/	Yield/
	Balance	Paid	Rate	Balance	Paid	Rate
Loans (1)	$1,708,347	72,153	5.65%	1,715,654	71,182	5.55%
Interest-bearing demand deposits	12,729	344	3.61%	10,783	455	5.64%
Interest-bearing time deposits	2,884	80	3.71%	253	8	4.23%
Federal Reserve Bank stock	6,405	288	6.01%	6,405	288	6.01%
Federal Home Loan Bank stock	20,671	1,136	7.35%	20,710	1,367	8.83%
Investment securities:
Equity securities	5,107	103	2.70%	5,056	112	2.96%
Debt securities, taxable	224,091	3,651	2.18%	251,597	3,681	1.96%
Debt securities, non-taxable (2)	15,929	548	4.60%	17,945	591	4.40%
Total earning assets	1,996,163	78,303	5.24%	2,028,403	77,684	5.12%
Non-earning assets	262,415			272,010
Allowance for credit losses	(13,194)			(12,077)
Total assets	$2,245,384			2,288,336

Interest-bearing demand and money market deposits	$667,095	7,002	1.40%	604,372	7,404	1.64%
Savings deposits	355,657	643	0.24%	362,989	600	0.22%
IRA and time certificates	346,943	8,243	3.18%	460,970	13,531	3.92%
Short-term borrowings	1,749	52	3.98%	62	3	6.47%
Long-term debt	98,927	3,669	4.96%	112,232	4,056	4.83%
Subordinated debentures	4,924	262	7.11%	—	—	—%
Total interest-bearing liabilities	1,475,295	19,871	1.80%	1,540,625	25,594	2.22%
Demand deposits	469,129			467,460
Other liabilities	21,319			19,275
Equity	279,641			260,976
Total liabilities and equity	$2,245,384			2,288,336
Net interest rate spread (3)			3.44%			2.90%
Net interest income and net interest margin on a taxable-equivalent basis (4)		58,432	3.91%		52,090	3.43%
Ratio of interest-earning assets to interest-bearing liabilities	135.31%			131.66%

(1)	Average outstanding balance includes non-accrual loans and loans held for sale
(2)

Income from tax-exempt securities is included in interest income on a taxable-equivalent basis.  Interest income has been divided by a factor comprised of the complement of the incremental tax rate of 21%.

(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited, dollars in thousands)

	September 30, 2026	December 31, 2025
	Unaudited	Audited
ASSETS:
Cash and due from banks	$18,447	18,353
Interest-bearing demand deposits	51,803	3,261
Total cash and cash equivalents	70,250	21,614
Interest-bearing time deposits	2,962	2,710
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,416	1,433
Equity securities without a readily determinable fair value, at cost	3,666	3,666
Debt securities, available-for-sale, at fair value	212,138	232,271
Debt securities, held-to-maturity, at cost, net of allowance for credit losses of $11 at September 30, 2026 and December 31, 2025	15,676	16,080
Federal Reserve Bank stock, at cost	6,405	6,405
Federal Home Loan Bank stock, at cost	20,218	20,710
Loans held-for-sale	2,789	1,718
Loans, net of allowance for credit losses of $13,322 and $13,704 at September 30, 2026 and December 31, 2025, respectively	1,702,836	1,691,827
Premises and equipment, net	39,912	39,196
Operating lease right-of-use assets	6,088	6,475
Goodwill	90,310	90,310
Core deposit and other intangibles, net	8,115	9,271
Bank-owned life insurance	56,522	55,424
Interest receivable	8,268	7,968
Other assets, net	34,229	33,691
TOTAL ASSETS	$2,281,800	2,240,769

LIABILITIES:
Deposits:
Noninterest-bearing	$445,670	466,094
Interest-bearing	1,436,846	1,374,261
Total deposits	1,882,516	1,840,355
Long-term debt	70,000	104,428
Subordinated debentures	24,406	—
Operating lease liabilities	6,514	6,877
Accrued interest and other liabilities	16,146	15,180
TOTAL LIABILITIES	1,999,582	1,966,840

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 17,478,582 and 17,409,085 shares at September 30, 2026 and December 31, 2025, respectively; outstanding 14,262,125 and 14,193,577 shares at September 30, 2026 and December 31, 2025, respectively	189,133	188,212
Retained earnings	161,781	151,938
Treasury shares at cost, 3,216,457 and 3,215,508 shares at September 30, 2026 and December 31, 2025, respectively	(56,087)	(56,071)
Accumulated other comprehensive loss, net of taxes	(12,609)	(10,150)
TOTAL SHAREHOLDERS' EQUITY	282,218	273,929
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,281,800	2,240,769

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
INTEREST INCOME:
Interest and fees on loans	$24,375	24,163	72,153	71,182
Dividends on equity securities:
With a readily determinable fair value	12	12	35	33
Without a readily determinable fair value	21	25	67	79
Interest on debt securities:
Taxable	1,248	1,212	3,651	3,681
Non-taxable	143	160	433	467
Other investments	627	733	1,849	2,118
TOTAL INTEREST INCOME	26,426	26,305	78,188	77,560

INTEREST EXPENSE:
Interest on deposits	5,387	6,857	15,888	21,535
Interest on long-term debt	1,092	1,321	3,669	4,056
Interest on subordinated debentures	262	—	262	—
Interest on short-term borrowings	6	1	52	3
TOTAL INTEREST EXPENSE	6,747	8,179	19,871	25,594
NET INTEREST INCOME	19,679	18,126	58,317	51,966

PROVISION FOR CREDIT LOSSES	453	211	3,068	426
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	19,226	17,915	55,249	51,540

NON-INTEREST INCOME:
Fiduciary income	2,686	2,588	7,906	7,014
Service charges and fees on deposit accounts	1,838	1,935	5,050	5,585
Bank-owned life insurance income	372	361	1,097	1,060
Net gains from sales of loans	344	718	964	2,174
Net other operating income	101	102	370	341
TOTAL NON-INTEREST INCOME	5,341	5,704	15,387	16,174

NON-INTEREST EXPENSE:
Salaries and employee benefits	9,151	8,682	27,577	26,726
Occupancy expense, net	1,060	1,015	3,074	3,047
Equipment expenses	396	380	1,126	1,133
State financial institutions tax	447	432	1,341	1,334
Marketing	227	336	836	932
Amortization of intangibles	230	247	683	845
Computer maintenance and supplies	423	372	1,262	1,131
FDIC insurance premiums, net	267	359	869	1,149
Contracted services	1,058	880	3,095	2,609
Merger-related expenses	—	—	—	140
Other non-interest expense	2,330	2,442	7,281	7,475
TOTAL NON-INTEREST EXPENSE	15,589	15,145	47,144	46,521
INCOME BEFORE INCOME TAXES	8,978	8,474	23,492	21,193
PROVISION FOR INCOME TAXES	1,669	1,538	4,245	3,729
NET INCOME	$7,309	6,936	19,247	17,464

Earnings per common share:
Basic	$0.51	0.49	1.35	1.23
Diluted	0.51	0.49	1.35	1.23
Weighted average common shares outstanding:
Basic	14,166,380	14,097,414	14,149,959	14,079,519
Diluted	14,166,380	14,097,414	14,149,959	14,079,519